Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

(25) Subsequent events

Significant Investment from White Group

On February 2, 2024, the Group entered into a framework agreement with Singapore White Group Pte. Ltd. (“White Group”). Pursuant to the framework agreement, White Group and its partners intend to invest up to US$500 million in the Group. Subsequently, the Group and White Group entered into a supplementary agreement on February 20, 2024, according to which, in addition to the up to US$500 million investment, both parties will explore investments in certain high-quality assets including an Asia-based telehealth solution provider and an AI Humanoid hardware manufacturer. Up to the date the consolidated financial statements are issued, there is no substantial investment that has been initiated.

2023 Share Incentive Plan

On February 20, 2024, the board of directors (the “board”) adopted a share incentive plan under which the Group has reserved 113,423,618 ordinary shares for issuance, which was approximately 10% of the outstanding ordinary shares as of December 31, 2023. Up to the date the consolidated financial statements are issued, no options or RSUs have been granted under the share incentive plan.

2024 Share Option Grants

On February 2, 2024, share options were granted to certain employees of the Group and top agents to purchase 5,799,925 ADSs of HPH as a supplement of salary and benefit packages. Pursuant to the share incentive program, the exercise price of these options is US$0.001 per HPH’s ADS. The options are scheduled to vest over a one-year period starting from March 1, 2025, subject to the achievement of certain key performance indicators by the option holders and their continued service with the Group.